UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

Trade Street Residential, Inc.

(IRT Limited Partner, LLC as successor by merger to Trade Street Residential, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida		33180
(Address of Principal Executive Offices)		(Zip Code)

(786) 248-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02	Termination of a Material Definitive Agreement.

On September 17, 2015, in connection with the closing of the Merger (as defined below), the following loan agreements (the “Loan Agreements”) that Trade Street Residential, Inc., a Maryland corporation (“TSRE”), Trade Street Operating Partnership, LP, a Delaware limited partnership (“TSR OP”), or one of their wholly-owned subsidiaries were party to were terminated upon payment in full of the principal balance of the loans and advances outstanding under the applicable Loan Agreement, together with all accrued but unpaid interest and fees, costs, expenses and other amounts owed thereunder: (i) Credit Agreement, dated as of January 31, 2014, by and among TSRE, TSR OP, Regions Bank, as administrative agent and a lender, Regions Capital Markets, LLC, as sole lead arranger and sole bookrunner, U.S. Bank National Association, as a lender, and the other lenders party thereto; (ii) Promissory Note by TS Miller Creek, LLC to New York Life Insurance Company, dated January 21, 2014; (iii) Promissory Note by Wake Forest Apartments, LLC to New York Life Insurance Company, dated January 21, 2014; (iv) Promissory Note by TS Aventine, LLC to The Northwestern Mutual Life Insurance Company, dated February 3, 2014; and (v) Promissory Note by TS Craig Ranch, LLC to The Northwestern Mutual Life Insurance Company, dated March 12, 2014. Prepayment Fees totaling approximately $9.4 million in the aggregate were incurred as a result of the termination of the Loan Agreements.

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 17, 2015, TSRE completed the merger (the “Merger”) of TSRE with and into IRT Limited Partner, LLC (“IRT LP LLC”), a Delaware limited liability company and a wholly-owned subsidiary of Independence Realty Trust, Inc. (“IRT”), and the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 11, 2015 and as amended on September 11, 2015 (the “Merger Agreement”), by and among TSRE, TSR OP, IRT, Independence Realty Operating Partnership, LP, a Delaware limited partnership and a subsidiary of IRT (“IRT OP”), IRT LP LLC, and Adventure Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of IRT OP (“OP Merger Sub”).

Pursuant to the terms of the Merger Agreement:

•	OP Merger Sub merged with and into the TSR OP (the “Partnership Merger”) at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), whereupon the separate corporate existence of OP Merger Sub ceased and TSR OP continued as the surviving entity and a wholly-owned subsidiary of IRT OP.

•	TSRE merged with and into IRT LP LLC (the “Company Merger” and collectively with the Partnership Merger, the “Merger”) at the effective time of the Company Merger (the “Company Merger Effective Time”), whereupon the separate corporate existence of TSRE ceased and IRT LP LLC continued as the surviving entity and a wholly-owned subsidiary of IRT.

At the Company Merger Effective Time, each share of common stock of TSRE, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and converted automatically into the right to receive, subject to certain adjustments, the following consideration (the “Share Merger Consideration”):

•	an amount in cash equal to $3.80 per share, and

•	0.4108 shares of IRT’s common stock.

At the Partnership Merger Effective Time, each unit of limited partnership interest of TSR OP issued and outstanding immediately prior to the Partnership Merger Effective Time and owned by a party other than TSRE or one of its subsidiaries remained issued and outstanding and survived the Partnership Merger as units of limited partnership interest in TSR OP, which became a wholly-owned subsidiary of IRT OP as a result of the Partnership Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to TSRE’s Current Report on Form 8-K filed on May 11, 2015 and Amendment No. 1 to the Merger Agreement, which was previously filed with the SEC as Exhibit 2.1 to TSRE’s Current Report on Form 8-K on September 11, 2015, each of which is incorporated herein by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, on September 17, 2015, TSRE notified the NASDAQ Global Market (“NASDAQ”) that each share of the Common Stock issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive the Share Merger Consideration, and requested that NASDAQ file with the SEC an application on Form 25 to delist and deregister the Common Stock. Additionally, TSRE intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that such stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of TSRE with respect to the Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders

In connection with the completion of the Company Merger, each share of Common Stock issued and outstanding immediately prior to the Company Merger Effective Time was converted into the right to receive the Share Merger Consideration. At the Company Merger Effective Time, TSRE’s stockholders immediately prior to the Company Merger Effective Time ceased to have any rights as stockholders in TSRE (other than their right to receive the Share Merger Consideration). The disclosure set forth above under Item 2.01, “Completion of Acquisition or Disposition of Assets,” is hereby incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The disclosure set forth above under Item 2.01, “Completion of Acquisition or Disposition of Assets,” is hereby incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the Company Merger Effective Time, each of the members of TSRE’s board of directors ceased to serve as a director of the surviving entity: Randolph C. Coley, Mack D. Pridgen III, Nirmal Roy, Michael Simanovsky and Adam Sklar.

Furthermore, in connection with the completion of the Merger, TSRE’s officers ceased to serve as officers of TSRE at the Company Merger Effective Time with respect to their respective positions with TSRE, including the named executive officers of TSRE, Richard H. Ross, Chief Executive Officer, and Randall C. Eberline, Chief Accounting Officer. In connection with the cessation of their service as officers of TSRE, Mr. Ross and Mr. Eberline each signed separation agreements with TSRE which grant customary releases in favor of TSRE.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP (incorporated by reference to Exhibit 2.1 to Trade Street Residential, Inc.’s Current Report on Form 8-K filed on May 11, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP (incorporated by reference to Exhibit 2.1 to Trade Street Residential, Inc.’s Current Report on Form 8-K filed on September 11, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2015	IRT Limited Partner, LLC (as successor by merger to Trade Street Residential, Inc.)

	By:	Independence Realty Trust, Inc., its sole member

	By:	/s/ James J. Sebra
James J. Sebra
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP (incorporated by reference to Exhibit 2.1 to Trade Street Residential, Inc.’s Current Report on Form 8-K filed on May 11, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 11, 2015, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Adventure Merger Sub LLC, IRT Limited Partner, LLC, Trade Street Residential, Inc. and Trade Street Operating Partnership, LP (incorporated by reference to Exhibit 2.1 to Trade Street Residential, Inc.’s Current Report on Form 8-K filed on September 11, 2015).